UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2003

TRANSWESTERN PUBLISHING COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware	333-42085	33-0778740
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

8344 Clairemont Mesa Boulevard, San Diego, CA 92111
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
858-467-2800

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits. The following exhibit is filed with this document:

Exhibit Number	Description

99.1	Press Release issued by TransWestern Publishing Company LLC, dated May 12, 2003.

Item 9: Regulations FD Disclosure (Item 12. Results of Operations and Financial Condition).

     The information contained in this report is being furnished pursuant to Item 12 of Form 8-K, “Results of Operations and Financial Condition”, and is included under this Item 9 in accordance with SEC Release Nos. 33-8216; 34-47583. On May 12, 2003, TransWestern Publishing Company LLC issued a press release announcing its earnings for the fiscal quarter ended March 31, 2003. The information contained in Exhibit 99.1 is incorporated herein by reference.

     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2003

TransWestern Publishing Company LLC

By:	/s/ Joan M. Fiorito

Name: Joan M. Fiorito Title: Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release issued by TransWestern Publishing Company LLC, dated May 12, 2003.